 Exhibit 32.2

Credex Corp

Certification Pursuant to 18 U.S.C. § 1350

Section 906 Certifications

Pursuant to 18 U.S.C. § 1350, as enacted by Section 906 of the Sarbanes-Oxley Act of 2002 (Public Law 107-204), the undersigned, Russell Heaton, the Chief Financial Officer of Credex Corp, (the "Company"), hereby certify that:

1.     The Company's Quarterly Report on Form 10-Q for the three months ended June 30, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This Certification is signed on August 14, 2017.

Credex Corp

By: /s/ Russell Heaton_
Russell Heaton,
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Credex Corp and will be retained by Credex Corp and furnished to the Securities and Exchange Commission or its staff upon request.